UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

September 16, 2010

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama			35203
(Address of principal executive offices)			(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On September 16, 2010, Energen Corporation issued a press release announcing that it will incur a non-cash write-off of unproved capitalized leasehold associated with the remainder of its Alabama shale leasehold. The non-cash charge will total $14.4 million after-tax or 20 cents per diluted share. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:

99.1	Press Release dated September 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

September 17, 2010	By	/s/ Charles W. Porter, Jr.
Charles W. Porter, Jr. Vice President, Chief Financial Officer and Treasurer of Energen Corporation

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	* Press Release dated September 16, 2010

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.